Supplement dated December 26, 2002
                        To Prospectuses dated May 1, 2002
                    And to Plus Prospectus dated May 10, 2002
 Flexible Payment Deferred Combination Fixed And Variable Annuity Contracts and Modified Single Payment Combination Fixed and Variable Life Insurance Contract
                                    Issued by
                      The Sage Variable Annuity Account A,
                      The Sage Variable Life Account A, and
                      Sage Life Assurance of America, Inc.



This Supplement should be attached to your prospectus for the flexible payment deferred combination fixed and variable annuity contract or your prospectus for the modified single payment combination fixed and variable life insurance contract. The purpose of this Supplement is to advise you of a future change in your allocation options.

                              Substitution of Funds

Sage Life Assurance of America, Inc. ("Sage Life") proposes to substitute the shares held by The Sage Variable Annuity Account A and The Sage Variable Life Account A in the funds of Sage Life Investment Trust ("SLI Trust") with shares of other funds ("Substituting Funds"). Sage Life has filed an application with the United States Securities and Exchange Commission requesting an order approving the substitution and currently intends to effect the substitution on May 1, 2003, or as soon thereafter as is practicable. The proposed substitutions are as follows:

         SLI Trust                          Substituting Funds

Sage S&P 500(R)Equity Index Fund        AIM V.I. Premier Equity Fund (Series II)
Sage Money Market Fund                  AIM V.I. Money Market Fund (Series I)
Sage Nasdaq-100 Index(R)Fund            Oppenheimer Capital Appreciation Fund/VA
Sage All-Cap Growth Fund                Oppenheimer Capital Appreciation Fund/VA

A Contract owner, prior to the date of the substitution, may transfer his/her Account Value in the SLI Trust sub-accounts to any other sub-account(s) available under his/her Contract without any limitation or charge being imposed.

A complete list of all sub-accounts that are available under the Contracts is set forth in the prospectuses. You may obtain a prospectus by writing or calling Sage Life's Customer Service Center at the address or telephone number shown below.

Sage Life will effect the substitution by simultaneously placing an order to redeem the shares of the SLI Trust Funds and an order to purchase shares of the Substituting Funds. These transactions will not count as transfers for purposes of any transfer charges or restrictions.

Sage Life will bear the expense attributable to the substitution. Sage Life will send affected Contract owners a confirmation notice within five days after the substitution.

Certain Contracts (Asset I, Asset II and Life Asset I) currently offer Series I shares of AIM V.I. Premier Equity Fund as an investment option. With respect to these Contracts, only Series II shares of AIM V.I. Premier Equity Fund will be available after the date of the substitution. Series I shares will not be available for new money or transfers for these Contracts.

                      Sage Life Assurance of America, Inc.
                             Customer Service Center
                                 P.O. Box 290680
                           Wethersfield, CT 06129-0680
                                 (877) 835-7243








EOMSUPP 12/02